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                                                                Exhibit 10.3

                               NINTH AMENDMENT
                       TO REVOLVING CREDIT AGREEMENT

     This NINTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Ninth Amendment") dated as of April 28, 1995, by and among HPSC, Inc. (the "Borrower"), a Delaware corporation, THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), a national banking association, BANK OF AMERICA ILLINOIS ("BoAI", and together with FNBB, the "Banks"), and THE FIRST NATIONAL BANK OF BOSTON as Agent for the Banks and BoAI as co-agent for the Banks. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement (as defined below).

     WHEREAS, the Borrower, the Agent and the Banks are parties to that certain Revolving Credit Agreement dated as of June 23, 1994 (as amended by the First Amendment dated September 2, 1994, the Second Amendment dated November 8,
1994, the Third Amendment dated November 22, 1994, the Fourth Amendment dated as of December 22, 1994, the Fifth Amendment dated as of January 6, 1995, the Sixth Amendment dated as of February 3, 1995, the Seventh Amendment dated as of February 6, 1995, the Eighth Amendment dated as of April 12, 1995 and as may be further amended, modified or supplemented and in effect from time to time, the "Credit Agreement");

     WHEREAS, the Borrower requested that FNBB temporarily increase its lending commitment and FNBB, subject to the terms and provisions of the Fifth Amendment, agreed to temporarily increase its lending commitment and the Agent and the other Banks approved such temporary increase;

     WHEREAS, the Borrower has requested that the Supplemental Period (as defined in the Fifth Amendment and as extended by the Seventh Amendment) be further extended and the Agent and the Banks, subject to the terms and provisions hereof have agreed to further extend the Supplemental Period (as defined in the Fifth Amendment and as extended by the Seventh Amendment);

     NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. EXTENSION OF SUPPLEMENTAL PERIOD. The Supplemental Period as defined in the Fifth Amendment and as extended by the Seventh Amendment is hereby further extended until May 31, 1995.

     2. CONDITIONS TO EFFECTIVENESS. This Ninth Amendment shall not become effective unless and until:

     (a) the Agent receives counterparts of this Ninth Amendment executed by each of the Borrower, the Banks, the Agent and the Guarantor; and

     (b) all proceedings in connection with the transactions contemplated by this Ninth Amendment, including, without limitation, copies, certified by the Secretary or Assistant Secretary of the Borrower as of the date hereof, of the resolutions of the Borrower approving this Ninth Amendment; and copies, certified by the Secretary or Assistant Secretary of the Guarantor as of the date hereof, of the resolutions of the Guarantor approving this Ninth Amendment, in a form

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         satisfactory to the Agent and all documents incident hereto shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and counterpart originals or certified or other copies of such documents as the Agent may reasonably request in a form satisfactory to the Agent.

     3. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The Borrower represents and warrants to the Agent and the Banks that (a) each and every one of the representations and warranties made by the Borrower to the Agent and the Banks in Section 6 or elsewhere in the Credit Agreement or in the other Loan Documents, as amended by this Ninth Amendment, are true and correct in all material respects on and as of the date hereof except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date prior hereto; (b) the Borrower has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in Sections 7 and 8 or elsewhere in the Credit Agreement or the other Loan Documents, as amended by this Ninth Amendment; and (c) no event has occurred or is continuing and no condition exists which constitutes a Default or Event of Default.

     4. RATIFICATION, ETC. Except as expressly amended by this Amendment, the Credit Agreement and the Loan Documents and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Borrower confirms and agrees that the Obligations of the Borrower to the Banks under the Loan Documents, as amended and supplemented hereby, are secured by, guarantied under, and entitled to the benefits, of the Security Documents. The Borrower, the Guarantor, the Agent and the Banks hereby acknowledge and agree that all references to the Credit Agreement and the Obligations thereunder contained in any of the Loan Documents shall be references to the Credit Agreement and the Obligations, as affected and increased hereby and as the same may be amended, modified, supplemented, or restated from time to time. The Security Documents and the perfected first priority security interests of the Banks thereunder shall continue in full force and effect, and the collateral security and guaranties provided for in the Security Documents shall not be impaired by this Amendment. The Credit Agreement and this Ninth Amendment shall be read and construed as a single agreement.

     5. MISCELLANEOUS. The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent or any of the Banks in connection with the preparation of this Ninth Amendment and the documents referred to herein (including reasonable legal fees). Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or either of the Banks consequent thereon. This Ninth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. Section headings in this Ninth Amendment are included herein for convenience of reference only and shall not constitute part of this Ninth Amendment for any other purpose. This Ninth Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts (without reference to conflict of laws).

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     IN WITNESS WHEREOF, the undersigned have duly executed this Ninth
Amendment as a sealed instrument as of the date first set forth above.


                                       HPSC, INC.


                                       By:   /s/ Rene Lefebvre
                                           ---------------------------------
                                             Chief Financial Officer

                                       THE FIRST NATIONAL BANK
                                        OF BOSTON, individually and
                                        as Agent


                                       By:   /s/ Authorized Signatory
                                           ---------------------------------
                                             Director

                                       BANK OF AMERICA ILLINOIS,
                                        individually and as co-agent


                                       By:   /s/ Mark N. Hurley
                                           ---------------------------------
                                             Mark N. Hurley
                                             Vice President

CONSENTED TO BY THE UNDERSIGNED GUARANTOR:

AMERICAN COMMERCIAL
 FINANCE CORPORATION


By:   /s/ John W. Everets
    ---------------------------------
      President